Debt	12 Months Ended
Sep. 30, 2018
Debt Disclosure [Abstract]
Debt
Debt
Long‑term debt consists of the following:

	September 30, 2018	September 30, 2017
First Lien Term Facility, due December 20, 2024	$938,230	$896,574
Revolving Credit Facility	—	—
Equipment Financing	11,588	6,930
Notes Payable, due August 31, 2019 to July 31, 2023	2,106	3,287
Mortgage, due June 30, 2028	1,835	—
Total debt	953,759	906,791
Less unamortized discount and lender fees	(14,129)	(16,942)
Total net debt	939,630	889,849
Less current portion	(11,555)	(11,325)
Total long‑term debt	$928,075	$878,524

Term Facilities and Revolving Credit Facility
On January 15, 2014, EWT Holdings III Corp. (“EWT III”), an indirect wholly-owned subsidiary of the Company, entered into a First Lien Credit Agreement and Second Lien Credit Agreement (the “Credit Agreements”) among EWT III, EWT Holdings II Corp., the lenders party thereto and Credit Suisse AG as administrative agent and collateral agent. The First Lien Credit Agreement provided for a seven-year term loan facility, and the Second Lien Credit Agreement provided for an eight-year term loan facility. The term loan facilities originally consisted of the “First Lien Term Loan” and “Second Lien Term Loan” in aggregate principal amounts of $505,000 and $75,000, respectively.  The First Lien Credit Agreement also made available to the Company a $75,000 revolving credit facility (the “Revolver”), which provided for a letter of credit sub-facility up to $35,000. During the year ended September 30, 2017, certain subsidiaries of the Company entered into three amendments to the First Lien Credit Agreement, which provided for, among other things, the payoff and termination of the Second Lien Term Loan, upsizes to the First Lien Term Loan, and the upsize of the Revolver.

On December 20, 2017, certain subsidiaries of the Company entered into Amendment No. 5 (the “Fifth Amendment”), among EWT III, as the borrower, certain other subsidiaries of the Company, and Credit Suisse AG, as administrative agent and collateral agent, relating to the First Lien Credit Agreement (as amended, amended and restated, extended, supplemented or otherwise modified from time to time prior to the effectiveness of the Fifth Amendment, the “Existing Credit Agreement”). Prior to the Fifth Amendment, approximately $796,574 was outstanding under the First Lien Term Loan (the “Existing Term Loans”).  Pursuant to the Fifth Amendment, among other things, the Existing Term Loans were refinanced with the proceeds of refinancing Term Loans. Borrowings under the First Lien Term Loan Facility (“First Lien Term Loan”) bear interest consisting of the Base Rate plus 2.0%, or LIBOR plus 3.0%. The principal and interest under the First Lien Term Loan was payable in quarterly installments, with quarterly principal payments of $1,991, and the balance is due at maturity on December 20, 2024.

The Fifth Amendment, among other things, extended the maturity of the Existing Term Loan to December 20, 2024 from January 15, 2021, reduced the interest rate spreads on Term Loan borrowing to 3.00% from 3.75%, and increased the revolving credit commitment and letter of credit sublimit to $125,000 and $45,000 from $95,000 and $35,000, respectively. The Fifth Amendment bifurcated the Revolver, with $87,500 of the $125,000 revolver capacity maturing on December 20, 2022 (the “2022 Borrowings”), and the remaining $37,500 maturing on January 15, 2019 (the “2019 Borrowings”).  Borrowings under the Revolver bear interest at variable rates plus a margin ranging from 200 to 325 basis points, and 150 to 275 basis points for 2019 and 2022 Borrowings, respectively, dependent upon the Company’s leverage ratio and variable rate selected.

In connection with the closing of the ProAct acquisition on July 26, 2018, EWT III entered into Amendment No. 6 (the “Sixth Amendment”) to the First Lien Credit Agreement. Pursuant to the Sixth Amendment, among other things, EWT III borrowed an additional $150,000 in incremental term loans, and all of the revolving credit lenders under the 2019 Borrowings agreed to convert 100% of these commitments into revolving credit loans under the 2022 Borrowings. The other terms of the Existing Credit Agreement, including rates, remain generally the same. At September 30, 2018, the interest rate on borrowings was 5.24%, comprised of 2.24% LIBOR plus the 3.0% spread. As a result of the incremental borrowings, quarterly principal payments increased to $2,369.
Total deferred fees related to the First Lien Term Loan were $14,129 and $16,942, net of amortization, as of September 30, 2018 and 2017, respectively. These fees were included as a contra liability to debt on the Consolidated Balance Sheets.

The Company had borrowing availability under the Revolver of $125,000 and $95,000 at September 30, 2018 and 2017, respectively, reduced for outstanding letter of credit guarantees. Such letter of credit guarantees are subject to a $45,000 sublimit within the Revolver, increased from $35,000 as part of the Fifth Amendment. The Company’s outstanding letter of credit guarantees under this agreement aggregated approximately $11,777 and $6,706 at September 30, 2018 and 2017, respectively. The Company had no outstanding revolver borrowings as of September 30, 2018 and 2017, and unused amounts, defined as total revolver capacity less outstanding letters of credit and revolver borrowings, of $113,223 and $88,294, respectively. At September 30, 2018, borrowings under the Revolver would have incurred interest at 7.00%, calculated as 175 basis point spread plus the Base Rate of 5.25%. At September 30, 2018 and 2017, the Company had additional letters of credit of $64 and $10,568 issued under a separate arrangement, respectively.
  The First Lien Credit Agreement contains limitations on incremental borrowings, is subject to leverage ratios and allows for optional prepayments. Under certain circumstances beginning with the year ended September 30, 2015 results of operations, the Company may be required to remit excess cash flows as defined based upon exceeding certain leverage ratios. The Company did not exceed such ratios during the year ended September 30, 2018, does not anticipate exceeding such ratios during the year ending September 30, 2019, and therefore does not anticipate any additional repayments during the year ending 2019.
Equipment Financing
On September 26, 2018, the Company completed an equipment financing for $2,159 at a fixed interest rate of 6.52% over a seven-year term. This seven-year financing amortizes over a 10-year period, with monthly principal and interest payments of $25 and a balloon payment of $793 due at maturity. The Company had $2,159 principal outstanding under this facility at September 30, 2018.

On June 28, 2018, the Company completed an equipment financing for $3,530 at a fixed interest rate of 6.24% over a seven-year term. This seven-year financing amortizes over a 10-year period, with monthly principal and interest payments of $39 and a balloon payment of $1,330 due at maturity. The Company had $3,487 principal outstanding under this facility at September 30, 2018.

On June 30, 2017, the Company completed an equipment financing for $7,100.  The Company incurred $50 of additional financing fees related to this transaction, which have been capitalized and are included as a contra liability on the balance sheet. This financing fully amortizes over the seven-year tenure and incurs interest at a rate of one-month LIBOR plus 300 basis points. This variable rate debt has been fixed at a rate of 5.08% per annum. Principal obligations are $254 per quarter. The Company had $5,917 and $6,930 principal outstanding under this facility at September 30, 2018 and 2017, respectively.

Notes Payable
As of September 30, 2018 and 2017, the Company had notes payable in an aggregate outstanding amount of $2,106 and $3,287, with interest rates ranging from 6.26% to 7.39%, and due dates ranging from August 31, 2019 to July 31, 2023. These notes are related to certain equipment related contracts and are secured by the underlying equipment and assignment of the related contracts.
Mortgage
On June 29, 2018, the Company's subsidiary MAGNETO special anodes B.V. entered into a 10-year mortgage agreement for €1,600 ($1,858) to finance a facility in the Netherlands, subject to monthly principal payments of €7 ($8) at a blended interest rate of 2.4% with maturity in June 2028. The Company had $1,835 principal outstanding under this facility at September 30, 2018.
Repayment Schedule
Aggregate maturities of all long‑term debt, including current portion of long‑term debt and excluding capital lease obligations as of September 30, 2018, are presented below:

Year Ended September 30,
2019	$11,555
2020	11,456
2021	11,513
2022	11,574
2023	11,372
Thereafter	896,289
Total	$953,759